                                                                    EXHIBIT 99.0


                                 MATTEL, INC.

                                 $350,000,000

                          Series B Medium-Term Notes

                 Due More Than Nine Months From Date of Issue

                            DISTRIBUTION AGREEMENT


                                                                  April 11, 1996


Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020

CS First Boston Corporation
55 East 52nd Street
New York, New York  10055

Dear Sirs:

          Mattel, Inc., a Delaware corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale from time to time by the Company of up to $350,000,000 (or the equivalent thereof in one or more foreign currencies or composite currencies) aggregate initial public offering price of its Series B Medium-Term Notes due more than nine months from date of issue (the "Notes"). The Notes will be issued under an Indenture dated as of February 15, 1996 (the "Indenture") between the Company and Chemical Trust Company of California, as Trustee (the "Trustee"), and will have the maturities, interest rates, redemption provisions, if any, and other terms as set forth in supplements to the Basic Prospectus referred to below.

          The Company hereby appoints Morgan Stanley & Co. Incorporated ("Morgan Stanley") and CS First Boston Corporation ("CS First Boston") (individually, an "Agent" and collectively, the "Agents") as its exclusive agents, subject to
Section 12, for the purpose of soliciting and receiving offers to purchase Notes from the Company by others and, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees to use reasonable efforts to solicit and receive offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. In addition, any Agent may also purchase Notes as principal pursuant to the terms of a terms agreement relating to such sale (a "Terms Agreement") in accordance with the provisions of
Section 2(b) hereof.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-1307) for the registration of the Notes under the Securities Act of 1933, as amended (the "Securities Act") and the offering thereof from time to time in accordance with Rule 415 of the Rules and regulations of the Commission promulgated pursuant to the Securities Act. Such registration statement (and any further registration statements which may be filed by the Company for the purpose of registering additional Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit), including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act or otherwise, are referred to herein as the "Registration Statement." The Company proposes to file with the Commission from time to time, pursuant to Rule 424 under the Securities Act, supplements to the prospectus included in the Registration Statement that will describe certain terms of the Notes. The prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the "Basic Prospectus."
The term "Prospectus" means the Basic Prospectus together with the prospectus supplement or supplements (each a "Prospectus Supplement") specifically relating to Notes, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424. As used herein, the terms "Basic Prospectus" and "Prospectus" shall include in each case the documents, if any, incorporated by reference therein. If the Company elects to rely on Rule 434 promulgated pursuant to the Securities Act, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the term sheet, taken together, provided to the Agents by the Company in reliance on such Rule 434 (the "Rule 434 Prospectus"). Unless the context otherwise requires, all references in this Agreement to documents, financial statements and schedules and other information which is "contained," "included," "stated," "described in," or "referred to" in the Registration Statement or the Prospectus shall be deemed to mean and include all such documents, financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to "amendments" or "supplements" to the Registration Statement or Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act after the date of this Agreement which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. If the Company files a registration statement to register a portion of the Notes and relies on Rule 462(b) promulgated pursuant to the Securities Act for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above (No. 333-1307) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the Securities Act.

          1.   Representations and Warranties.  The Company represents and
               ------------------------------
warrants to and agrees with each Agent as of the Commencement Date (as defined below), as of each time the Company accepts an offer to purchase Notes (including any purchase by an Agent pursuant to a Terms Agreement), as of each time the Company issues and delivers Notes and as of each time the Registration Statement or the Basic Prospectus is amended or supplemented, as follows (it being understood that such representations, warranties and agreements shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such time):

               (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened to the Company by the Commission.

               (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, and
     (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that (1) the representations and warranties set forth in this
     Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to an Agent furnished to the Company in writing by such Agent expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee and (2) the representations and warranties set forth in clauses
     (iii) and (iv) above, when made as of the Commencement Date or as of any time on which the Company accepts an offer to purchase Notes, shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a supplement to the Basic Prospectus.

               (c) The financial statements of the Company and its subsidiaries set forth in the Registration Statement and Prospectus fairly present the financial condition of the Company and its subsidiaries as of the dates indicated and the results of operations and changes in financial position for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein).

               (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (e) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus except to the extent that the failure of any such subsidiary, singly or in the aggregate, to be so duly incorporated or validly existing or to have such corporate power and authority, would not have a material adverse effect on the Company and its subsidiaries taken as a whole or on the business of the Company and its subsidiaries taken as a whole. Each subsidiary of the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure of any such subsidiary, singly or in the aggregate, to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole or on the business of the Company and its subsidiaries taken as a whole.

               (f) Each of this Agreement and any applicable Written Terms Agreement (as hereinafter defined) has been duly authorized, executed and delivered by the Company.

               (g) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

               (h) The Notes have been duly authorized and established as a series of securities under the Indenture and, when the terms of a particular Note and its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Note has been duly completed, executed, authenticated and issued in accordance with the provisions of the Indenture and delivered to and duly paid for by the purchasers thereof as contemplated by this Agreement, such Note will be entitled to the benefits of the Indenture and will be a valid and binding obligation of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

               (i) The execution and delivery by the Company of this Agreement, the Notes, the Indenture and any applicable Written Terms Agreement, and the performance by the Company of its obligations under this Agreement, the Notes, the Indenture and any applicable Terms Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes, the Indenture and any applicable Terms Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

               (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

               (k) There are no legal or governmental proceedings pending or threatened to the Company to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described or filed or incorporated as required.

               (l) The Company and its subsidiaries own or possess the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") employed by them in connection with the business operated by them, except to the extent that the failure to own or possess the Intellectual Property would not have a material adverse effect on the Company and its subsidiaries taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change, or any notice of any other development with respect to the foregoing involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole, except as may be described in writing to, and accepted for exclusion by, the Agents.

               (m) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

               (n) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (o) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (p) Neither the Company nor any of its subsidiaries has, directly or indirectly, paid or delivered any fee, commission or other sum of money or item or property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business, assets or operations of Company or any of its subsidiaries, which is, or may be with the passage of time or discovery, illegal under any federal, state or local laws of the United States (including without limitation the U.S. Foreign Corrupt Practices' Act) or any other country having jurisdiction; and neither the Company nor any of its subsidiaries has participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential customers.

               (q) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

          Notwithstanding the foregoing, the representations and warranties set forth in Section 1(b)(iii) and (iv), (h) (except as to due authorization of the Notes) and (i), when made as of the Commencement Date, with respect to any Notes the payments of principal or interest on which will be determined by reference to one or more currency exchange rates, commodity prices, equity indices or other factors, shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission.

          2.   Solicitations as Agent; Purchases as Principal
               ----------------------------------------------

               (a) Solicitations as Agent.  In connection with an Agent's
                   ----------------------
     actions as agent hereunder, such Agent agrees to use reasonable efforts to solicit offers to purchase Notes upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

               The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. As soon as practicable, but in any event not later than one business day in New York, after receipt of notice from the Company, the Agents will suspend solicitations of offers to purchase Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. While such solicitation is suspended, the Company shall not be required to deliver any certificates, opinions or letters in accordance with Sections 5(a), 5(b) and 5(c); provided, however, that if the
                                        --------  -------
     Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes or for a change the Agents deem to be immaterial), no Agent shall be required to resume soliciting offers to purchase Notes until the Company has delivered such certificates, opinions and letters as such Agent may request.

               The Company agrees to pay to each Agent, as consideration for the sale of each Note resulting from a solicitation made or an offer to purchase received by such Agent, a commission in the form of a discount from the purchase price of such Note equal to the percentage set forth below of the purchase price of such Note:

               Term                           Commission Rate
               ----                           ---------------

     From 9 months to less than 1 year              0.125%
     From 1 year to less than 18 months             0.150%
     From 18 months to less than 2 years            0.200%
     From 2 years to less than 3 years              0.250%
     From 3 years to less than 4 years              0.350%
     From 4 years to less than 5 years              0.450%
     From 5 years to less than 6 years              0.500%
     From 6 years to less than 9 years              0.550%
     From 9 years to less than 15 years             0.600%
     From 15 years to less than 20 years            0.700%
     From 20 years to less than 30 years            0.750%
     30 years and beyond                       To be negotiated

               Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes received by such Agent as agent that in its judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase Notes and may reject any offer in whole or in part. Each Agent shall have the right to reject any offer to purchase Notes that it considers to be unacceptable, and any such rejection shall not be deemed a breach of its agreements contained herein. The procedural details relating to the issue and delivery of Notes sold by the Agents as agents and the payment therefor shall be as set forth in the Administrative Procedures (as hereinafter defined).

               (b) Purchases as Principal.  Each sale of Notes to an Agent as
                   ----------------------
     principal shall be made in accordance with the terms of this Agreement. In connection with each such sale, the Company will enter into a Terms Agreement that will provide for the sale of such Notes to and the purchase thereof by such Agent. Each Terms Agreement will take the form of either
     (i) a written agreement between such Agent and the Company, which may be substantially in the form of Exhibit A hereto (a "Written Terms Agreement"), or (ii) an oral agreement between such Agent and the Company confirmed in writing by such Agent to the Company.

               An Agent's commitment to purchase Notes pursuant to a Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by such Agent pursuant thereto, the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate and interest rate formula, if any, applicable to such Notes and any other terms of such Notes. Each such Terms Agreement may also specify any requirements for officers' certificates, opinions of counsel and letters from the independent public accountants of the Company pursuant to Section 4 hereof. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by such Agent.

               Each Terms Agreement shall specify the time and place of delivery of and payment for such Notes. Unless otherwise specified in a Terms Agreement, the procedural details relating to the issue and delivery of Notes purchased by an Agent as principal and the payment therefor shall be as set forth in the Administrative Procedures. Each date of delivery of and payment for Notes to be purchased by an Agent pursuant to a Terms Agreement is referred to herein as a "Settlement Date."

               Unless otherwise specified in a Terms Agreement, if you are purchasing Notes as principal you may resell such Notes to other dealers. Any such sales may be at a discount, which shall not exceed the amount set forth in the Prospectus Supplement relating to such Notes.

               (c) Administrative Procedures.  The Agents and the Company agree
                   -------------------------
     to perform the respective duties and obligations specifically provided to be performed in the Medium-Term Notes Administrative Procedures (attached hereto as Exhibit B)

     (the "Administrative Procedures"), as amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and the Agents.

               (d) Delivery.  The documents required to be delivered by Section
                   --------
     4 of this Agreement as a condition precedent to each Agent's obligation to begin soliciting offers to purchase Notes as an agent of the Company shall be delivered at the Los Angeles office of Latham & Watkins, counsel for the Agents, not later than 1 p.m., Los Angeles time, on the date hereof, or at such other time and/or place as the Agents and the Company may agree upon in writing, but in no event later than the day prior to the earlier of (i) the date on which the Agents begin soliciting offers to purchase Notes and
     (ii) the first date on which the Company accepts any offer by an Agent to purchase Notes pursuant to a Terms Agreement. The date of delivery of such documents is referred to herein as the "Commencement Date."

               (e) Obligations Several.  The Company acknowledges that the
                   -------------------
     obligations of the Agents under this Agreement are several and not joint.

          3.      Agreements.  The Company agrees with each Agent that:
                  ----------

               (a) Prior to the termination of the offering of the Notes pursuant to this Agreement or any Terms Agreement, the Company will not file any Prospectus Supplement relating to the Notes or any amendment to the Registration Statement unless the Company has previously furnished to the Agents copies thereof for their review and will not file any such proposed supplement or amendment to which the Agents reasonably object;

     provided, however, that (i) the foregoing requirement shall not apply to
     --------  -------
     any of the Company's periodic filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act or pursuant to Item 5 (including related exhibits filed pursuant to Item 7) of Form 8-K, copies of which filings the Company will cause to be delivered to the Agents promptly after being transmitted for filing with the Commission and (ii) any Prospectus Supplement that merely sets forth the terms or a description of particular Notes shall only be reviewed and approved by the Agent or Agents offering such Notes. Subject to the foregoing sentence, the Company will promptly cause each Prospectus Supplement to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b) under the Securities Act. The Company will promptly advise the Agents (i) of the filing of any amendment or supplement to the Basic Prospectus (except that notice of the filing of an amendment or supplement to the Basic Prospectus that merely sets forth the terms or a description of particular Notes shall only be given to the Agent or Agents offering such Notes), (ii) of the filing and effectiveness of any amendment to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Basic Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof. If the Basic Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, no Agent shall be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied with such document.

               (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus, as then amended or supplemented, is delivered to a purchaser, not misleading, or if, in the opinion of the Agents or in the opinion of the Company, it is necessary at any time to amend or supplement the Prospectus, as then amended or supplemented, to comply with applicable law, the Company will immediately notify the Agents by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Notes and, if so notified by the Company, the Agents shall forthwith suspend such solicitation and cease using the Prospectus, as then amended or supplemented. If the Company shall decide to amend or supplement the Registration Statement or Prospectus, as then amended or supplemented, it shall so advise the Agents promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, satisfactory in all respects to the Agents, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to the Agents in such quantities as they may reasonably request. If any documents, certificates, opinions and letters furnished to the Agents pursuant to paragraph (f) below and Sections 5(a), 5(b) and 5(c) in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to the Agents, upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement the Agents will resume the solicitation of offers to purchase Notes hereunder. Notwithstanding any other provision of this Section 3(b), until the distribution of any Notes an Agent may own as principal has been completed if any event described above in this paragraph
     (b) occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, satisfactory in all respects to such Agent, will supply such amended or supplemented Prospectus to such Agent in such quantities as it may reasonably request and shall furnish to such Agent pursuant to paragraph (f) below and Sections 5(a), 5(b) and 5(c) such documents, certificates, opinions and letters as it may request in connection with the preparation and filing of such amendment or supplement.

               (c) The Company will make generally available to its security holders and to the Agents as soon as practicable earning statements that satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering twelve-month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement with respect to each sale of Notes. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

               (d) The Company will furnish to each Agent, without charge, a signed copy of the Registration Statement, including exhibits and all amendments thereto, and as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as such Agent may reasonably request.

               (e) The Company will endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request and to maintain such qualifications for as long as the Agents shall reasonably request.

               (f) The Company shall furnish to the Agents such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indenture, the Notes, this Agreement, the Administrative Procedures, any Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as the Agents may from time to time reasonably request.

               (g) The Company shall notify the Agents promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

               (h) The Company will, whether or not any sale of Notes is consummated, pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Notes, (iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (iv) the qualification of the Notes under securities or Blue Sky laws in accordance with the provisions of Section 3(e), including filing fees and the fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda, (v) the printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Agents of copies of any Blue Sky or Legal Investment Memoranda, (vii) any fees charged by rating agencies for the rating of the Notes, (viii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., (ix) the fees and disbursements of counsel for the Agents incurred in connection with the offering and sale of the Notes, including any opinions to be rendered by such counsel hereunder, and (x) any reasonable out-of-pocket expenses incurred by the Agents; provided that any advertising expenses (including tombstones) incurred by the Agents shall have been approved by the Company.

               (i) Between the date of any Terms Agreement and the Settlement Date with respect to such Terms Agreement, the Company will not, without such Agent's prior consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to such Notes (other than (i) the Notes that are to be sold pursuant to such Terms Agreement, (ii) Notes previously agreed to be sold by the Company, and
     (iii) commercial paper and short-term bank loans issued in the ordinary course of business), except as may otherwise be provided in such Terms Agreement.

          4.      Conditions of the Obligations of the Agents.  Each Agent's
                  -------------------------------------------
obligation to solicit offers to purchase Notes as agent of the Company, each Agent's obligation to purchase Notes pursuant to any Terms Agreement and the obligation of any other purchaser to purchase Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of an Agent's obligation to solicit offers to purchase Notes, at the time of such solicitation, and, in the case of an Agent's or any other purchaser's obligation to purchase Notes, at the time the Company accepts the offer to purchase such Notes and at the time of issuance and delivery) and (in each case) to the following additional conditions precedent when and as specified:

               (a) Prior to such solicitation or purchase, as the case may be:

                    (i) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made, that, in the judgment of the relevant Agent, is material and adverse and that makes it, in the judgment of such Agent, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as so amended or supplemented;

                    (ii) there shall not have occurred any (A) suspension or material limitation of trading generally on or by, as the case may be, the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (B) suspension of trading of any securities of the Company on any exchange or in any over-the-counter market, (C) declaration of a general moratorium on commercial banking activities in New York by either Federal or New York State authorities, or (D) any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the relevant Agent, is material and adverse and, in the case of any of the events described in clauses (ii)(A) through (D), such event, singly or together with any other such event, makes it, in the judgment of such Agent, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made; and

                    (iii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

     (A) except, in each case described in paragraph (i), (ii) or (iii) above, as disclosed to the relevant Agent in writing by the Company prior to such solicitation or, in the case of a purchase of Notes, as disclosed to the relevant Agent before the offer to purchase such Notes was made, or (B) unless in each case described in (ii) above, the relevant event shall have occurred and been known to the relevant Agent before such solicitation or, in the case of a purchase of Notes, before the offer to purchase such Notes was made.

               (b) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received a certificate, dated the Commencement Date or such Settlement Date, as the case may be, signed by an executive officer of the Company to the effect set forth in subparagraph (a)(iii) above and to the effect that the representations and warranties of the Company contained herein are true and correct as of such date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date.

               The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

               (c) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received:

                    (i) The opinion, dated as of such date, of Irell & Manella, counsel for the Company to the effect that:

                         (A) the Company has been duly incorporated, is validly
               existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, as then amended or supplemented, and is duly qualified to transact business and is in good standing in the State of California;

                         (B) each of this Agreement and any applicable Written
               Terms Agreement has been duly authorized, executed and delivered by the Company;

                         (C) the Indenture has been duly qualified under the
               Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as
               (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                         (D) the Notes have been duly authorized and, if
               executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof on the date of such opinion, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                         (E) the execution and delivery by the Company of this
               Agreement, the Notes, the Indenture and any applicable Written Terms Agreement, and the performance by the Company of its obligations under this Agreement, the Notes, the Indenture and any applicable Terms Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes, the Indenture and any applicable Terms Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes;

                         (F) to the best of such counsel's knowledge, neither
               the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property employed by them in connection with the business operated by the Company or its subsidiaries which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change, or notice of any other development with respect to the foregoing involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, except as may be disclosed in writing by the Company to, and accepted for exclusion by, the Agents;

                         (G) the statements (1) in the Prospectus, as then
               amended or supplemented, under the captions "Description of Notes," "Description of Debt Securities" and "Certain Federal Income Tax Consequences" or "United States Income Tax Consequences to Holders" and (2) in the Registration Statement under Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                         (H) to the best of such counsel's knowledge after due
               inquiry, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject or any developments in such proceedings that are required to be described in the Registration Statement or the Prospectus, as then amended or supplemented, and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus, as then amended or supplemented, or to be filed or incorporated by reference as exhibits to such Registration Statement that are not so described or filed or incorporated as required;

                         (I) the Company is not an "investment company" or an
               entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                         (J) the Registration Statement has become effective
               under the Act; the Prospectus, as then amended or supplemented, has been filed as required hereunder; and to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

                         (K) such counsel (1) is of the opinion that each
               document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus, as then amended or supplemented (except for financial statements and schedules included therein as to which such counsel need not express any opinion), complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, and (2) is of the opinion that the Registration Statement and the Prospectus, as then amended or supplemented (except for financial statements and schedules included therein as to which such counsel need not express any opinion), comply as to form in all material respects with the Securities Act, the rules and regulations of the Commission thereunder and the Trust Indenture Act; and

                         (L) no facts have come to the attention of such counsel
               that would lead such counsel to believe that (1) (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, as then amended, if applicable, when such part became effective did and, as of the date such opinion is delivered, does contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus, as then amended or supplemented, if applicable, as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that in the case of an opinion delivered on
                           --------
               the Commencement Date or pursuant to Section 5(c), the belief set forth in clause (2) above shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a supplement to the Basic Prospectus.

                    (ii) The opinion, dated as of such date, of the general counsel or the assistant general counsel of the Company, to the effect that:

                         (A) the Company is duly qualified to transact business
               and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                         (B) based upon opinions, oral or written, of foreign
               counsel, or of certificates of governmental officials, each of the subsidiaries of the Company meeting the definition of "Significant Subsidiary" under Regulation S-X of the Commission has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, as then amended or supplemented, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on such subsidiary;

                         (C) the execution and delivery by the Company of, and
               the performance by the Company of its obligations under, this Agreement, any applicable Written Terms Agreement, the Notes and the Indenture will not contravene any agreement or other instrument binding upon the Company or any of its subsidiaries that is material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, any applicable Terms Agreement, the Notes and the Indenture, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes;

                         (D) the Company and its subsidiaries own or possess the
               Intellectual Property employed by them in connection with the business operated by them, except to the extent that the failure to own or possess the Intellectual Property would not have a material adverse effect on the Company and its subsidiaries taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change, or notice of any other development with respect to the foregoing involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, except as may be disclosed in writing by the Company to, and accepted for exclusion by, the Agents;

                         (E) there are no legal or governmental proceedings
               pending or threatened to the Company to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject or any development in such proceedings that are required to be described in the Registration Statement or the Prospectus, as then amended or supplemented, and are not so described, or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus, as then amended or supplemented, or to be filed or incorporated by reference as exhibits to such Registration Statement that are not so described or filed or incorporated as required;

                         (F) such counsel (1) is of the opinion that each
               document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus, as then amended or supplemented (except for financial statements and schedules as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, and (2) is of the opinion that the Registration Statement and the Prospectus, as then amended or supplemented (except for financial statements and schedules included therein as to which such counsel need not express any opinion), comply as to form in all material respects with the Securities Act, the rules and regulations of the Commission thereunder and the Trust Indenture Act; and

                         (G) no facts have come to the attention of such counsel
               that would lead such counsel to believe that (1) (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, as then amended, if applicable, when such part became effective did not and, as of the date such opinion is delivered, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus, as then amended or supplemented, if applicable, as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that in the case of an
                                               --------
               opinion delivered on the Commencement Date or pursuant to Section 5(b), the belief set forth in clause (2) above shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a supplement to the Basic Prospectus.

                    (iii) The opinion, dated as of such date, of Latham & Watkins, counsel for the Agents, covering the matters in subparagraphs
          (B), (C), (D) and (G) (but only with respect to statements in the Prospectus, as then amended or supplemented, under the captions "Description of Notes" and "Description of Debt Securities"), and that nothing has come to their attention with respect to the matters in subparagraph (L) in paragraph (c)(i) above.

               Notwithstanding the foregoing, the opinions described in subparagraphs (D) (except as to due authorization of the Notes), (E),
     (G)(1) and (L) of paragraph (c)(i) above, when contained in an opinion delivered on the Commencement Date or pursuant to Sections 5(b) or 5(c), shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission to Notes the payments of principal or interest on which will be determined by reference to one or more currency exchange rates, commodity prices, equity indices or other factors.

               With respect to subparagraph (L) of paragraph (c)(i) above, Irell & Manella may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to subparagraph (L) of paragraph (c)(iii) above, Latham & Watkins may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (other than documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

               The opinion of Irell & Manella described in paragraph (c)(i) above shall be rendered to the relevant Agents at the request of the Company and shall so state therein.

               (d) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the Company's independent public accountants shall have furnished to the relevant Agents a letter or letters, dated as of the Commencement Date or such Settlement Date, as the case may be, in form and substance satisfactory to such Agents containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus, as then amended or supplemented.

               (e) On the Commencement Date and on each Settlement Date, the Company shall have furnished to the relevant Agents such appropriate further information, certificates and documents as they may reasonably request.

          5.      Additional Agreements of the Company
                  ------------------------------------

               (a) Each time the Registration Statement or Prospectus is amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes or for a change the Agents deem to be immaterial or for an amendment or supplement by filing of a Form 8-K which the Company deems to be immaterial), the Company will deliver or cause to be delivered forthwith to each Agent a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to the Agents, of the same tenor as the certificate referred to in Section 4(b) relating to the Registration Statement or the Prospectus as amended or supplemented to the time of delivery of such certificate.

               (b) Each time the Company furnishes a certificate pursuant to
     Section 5(a), the Company will furnish or cause to be furnished forthwith to each Agent a written opinion of the general counsel or assistant general counsel of the Company. Any such opinion shall be dated the date of such amendment or supplement, as the case may be, shall be in a form satisfactory to the Agents and shall be of the same tenor as the opinion referred to in Section 4(c)(ii), as the case may be, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion. In lieu of such opinion, counsel last furnishing such an opinion to an Agent may furnish to each Agent a letter to the effect that such Agent may rely on such last opinion to the same extent as though it were dated the date of such letter (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letter.)

               (c) Each time the Company files a Form 10-K or an amendment to a Form 10-K and each time a Terms Agreement calls for a written opinion of independent counsel for the Company, the Company will furnish or cause to be furnished forthwith to each Agent a written opinion of independent counsel for the Company. Any such opinion shall be dated the date of such amendment or supplement, as the case may be, shall be in a form satisfactory to the Agents and shall be of the same tenor as the opinion referred to in Section 4(c)(i), as the case may be, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion. In lieu of such opinion, counsel last furnishing such an opinion to an Agent may furnish to each Agent a letter to the effect that such Agent may rely on such last opinion to the same extent as though it were dated the date of such letter (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letter.)

               (d) Each time the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Prospectus, the Company shall cause its independent public accountants forthwith to furnish each Agent with a letter, dated the date of such amendment or supplement, as the case may be, in form satisfactory to the Agents, of the same tenor as the letter referred to in Section 4(d), with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented to the date of such letter.

          6.      Indemnification and Contribution
                  --------------------------------

               (a) The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Agent or any such controlling person in connection with investigating or defending any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Agent furnished to the Company in writing by such Agent expressly for use therein.

               (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Agent, but only with reference to information relating to such Agent furnished to the Company in writing by such Agent expressly for use in the Registration Statement or the Prospectus or any amendments or supplements thereto.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
     (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley or, if Morgan Stanley is not an indemnified party and is not reasonably likely to become an indemnified party, by the Agents that are indemnified parties, in the case of parties indemnified pursuant to paragraph (a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

               (d) To the extent the indemnification provided for in paragraph
     (a) or (b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein in connection with any offering of Notes, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other hand from the offering of such Notes or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Agent on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other hand in connection with the offering of such Notes shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company bear to the total discounts and commissions received by each Agent in respect thereof. The relative fault of the Company on the one hand and of each Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each Agent's obligation to contribute pursuant to this Section 6 shall be several (in the proportion that the principal amount of the Notes the sale of which by or through such Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the Notes the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities) and not joint.

               (e) The Company and the Agents agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro
                                                                             ---
     rata allocation (even if the Agents were treated as one entity for such
     ----
     purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes referred to in paragraph (d) above that were offered and sold to the public through such Agent exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          7.      Position of the Agents.  In acting under this Agreement and in
                  ----------------------
connection with the sale of any Notes by the Company (other than Notes sold to an Agent pursuant to a Terms Agreement), each Agent is acting solely as agent of the Company and does not assume any obligation towards or relationship of agency or trust with any purchaser of Notes. An Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default and shall, in particular, pay to such Agent the commission it would have received had such sale been consummated.

          8.      Termination.  This Agreement may be terminated at any time by
                  -----------
the Company or, as to any Agent, by the Company or such Agent upon the giving of written notice of such termination to the other parties hereto, but without prejudice to any rights, obligations or liabilities of any party hereto accrued or incurred prior to such termination. The termination of this Agreement shall not require termination of any Terms Agreement, and the termination of any such Terms Agreement shall not require termination of this Agreement. If this Agreement is terminated, the provisions of the third paragraph of Section 2(a),
Section 2(e), the last sentence of Section 3(b) and Sections 3(c), 3(h), 6, 7, 9, 11 and 14 shall survive; provided that if at the time of termination an offer
                            --------
to purchase Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of such Notes has not occurred, the provisions of Sections 2(b), 2(c), 3(a), 3(e), 3(f), 3(g), 3(i), 4 and 5 shall also survive until such delivery has been made.

          9.      Representations and Indemnities to Survive.  The respective
                  ------------------------------------------
indemnity and contribution agreements, representations, warranties and other statements of the Company, its officers and the Agents set forth in or made pursuant to this Agreement or any Terms Agreement will remain in full force and effect, regardless of any termination of this Agreement or any such Terms Agreement, any investigation made by or on behalf of an Agent or the Company or any of the officers, directors or controlling persons referred to in Section 6 and delivery of and payment for the Notes.

          10.      Notices.  All communications hereunder will be in writing and
                   -------
effective only on receipt, and, if sent to Morgan Stanley, will be mailed, delivered or telefaxed and confirmed to Morgan Stanley at 1585 Broadway, 2nd Floor, New York, New York 10036, Attention: Manager, Continuously Offered Products (telefax number: 212-761-0780), with a copy to 1585 Broadway, 2nd Floor, New York, New York 10036, Attention: Peter Cooper, Investment Banking Information Center, 34th Floor (telefax number: 212-761-0260), or, if sent to CS First Boston, will be mailed, delivered or telefaxed and confirmed to CS First Boston at 55 East 52nd Street, New York, New York 10055, Attention: Medium Term Note

Program (telefax number: 212-318-1498), with a copy to Martha D. Bailey, or, if sent to the Company, will be mailed, delivered or telefaxed and confirmed to the Company at 333 Continental Boulevard, El Segundo, California 90245-5012,
Attention:  William Stavro, Senior Vice President and Treasurer (telefax number:
310-252-3215), with a copy to Lee Smith, Assistant General Counsel and Assistant Secretary.

          11.      Successors.  This Agreement and any Terms Agreement will
                   ----------
inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 6 and the purchasers of Notes (to the extent expressly provided in Section 4), and no other person will have any right or obligation hereunder.

          12.      Amendments.  This Agreement may be amended or supplemented
                   ----------
if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; provided that the Company may from time to time, on
                        --------
seven days' prior written notice to the Agents but without the consent of any Agent, amend this Agreement to add as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on the same terms and conditions as the other Agents that are parties hereto. The Agents shall sign any amendment or supplement giving effect to the addition of any such firm as an Agent under this Agreement.

          13.      Counterparts.  This Agreement may be signed in any number of
                   ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          14.      Applicable Law.  This Agreement shall be governed by and
                   --------------
construed in accordance with the internal laws of the State of New York.

          15.      Headings.  The headings of the sections of this Agreement
                   --------
have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.

                                 Very truly yours,

                                 MATTEL, INC.



                                 By /s/ WILLIAM STAVRO
                                    ----------------------------------------
                                   William Stavro
                                   Senior Vice President and Treasurer

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.

MORGAN STANLEY & CO. INCORPORATED



By: /s/ C. DANIEL EWELL
    ----------------------------------------------------
   C. Daniel Ewell
   Principal


CS FIRST BOSTON CORPORATION



By:/s/ MICHAEL HARTMEIER
   ---------------------------------------------------
   Michael Hartmeier
   Vice President

                                                                       EXHIBIT A



                                  MATTEL, INC.

                           SERIES B MEDIUM-TERM NOTES

                                TERMS AGREEMENT


                                                         __________ __, 199_

Mattel, Inc.
333 Continental Boulevard
El Segundo, California  90245-5012

Attention:


     Re:   Distribution Agreement dated as of
           April 11, 1996 (the "Distribution Agreement")
           ---------------------------------------------

          We agree to purchase your Series B Medium-Term Notes (the "Notes") having the following terms:

          We agree to purchase, severally and not jointly, the principal amount of Notes set forth below opposite our names:


       Name                                               Principal Amount
       ----                                                  of Notes
                                                          -----------------
Morgan Stanley & Co.
 Incorporated

CS First Boston Corporation





                             Total.....................  $________________

The Notes shall have the following terms:

All Notes:
- ---------

Principal amount:

Purchase price:

Price to public:

Settlement date and time:

Place of delivery:

Specified currency:

Maturity date:

Initial accrual period OID:

Total amount of OID:

Original yield to maturity:

Optional repayment date(s):

Optional redemption date(s):

Initial redemption date:

Initial redemption percentage:

Annual redemption percentage decrease:

Other terms:

Fixed Rate Notes:
- ----------------

Interest Rate:

Applicability of modified payment upon acceleration:

If yes, state issue price:

Amortization schedule:

Floating Rate Notes:
- -------------------

Base rate:

Index maturity:

Spread:

Spread multiplier:

Alternate rate event spread:

Initial interest rate:

Initial interest reset date:

Interest reset dates:

Interest reset period:

Maximum interest rate:

Minimum interest rate:

Interest payment period:

Interest payment dates:

Calculation agent:

          The provisions of Sections 1, 2(b) and 2(c) and 3 through 6, 9, 10, 11 and 14 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

          If on the Settlement Date any one or more of the Agents shall fail or refuse to purchase Notes that it has or they have agreed to purchase on such date, and the aggregate amount of Notes which such defaulting Agent or Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Notes to be purchased on such date, the other Agents shall be obligated severally in the proportions that the amount of Notes set forth opposite their respective names above bears to the aggregate amount of Notes set forth opposite the names of all such non-defaulting Agents, or in such other proportions as _______________________________ may specify, to purchase the Notes which such defaulting Agent or Agents agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Notes that
                       --------
any Agent has agreed to purchase pursuant to this Agreement be increased pursuant to this paragraph by an amount in excess of one-ninth of such amount of Notes without the written consent of such Agent. If on the Settlement Date any Agent or Agents shall fail or refuse to purchase Notes and the aggregate amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate amount of Notes to be purchased on such date, and arrangements satisfactory to______________________________ and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Agent or the Company. In any such case either _________________________________________ or the Company shall have the right to postpone the Settlement Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Agent from liability in respect of any default of such Agent under this Agreement.

          This Agreement is subject to termination on the terms incorporated by reference herein. If this Agreement is so terminated, the provisions of Sections 3(h), 6, 9, 11 and 14 of the Distribution Agreement shall survive for the purposes of this Agreement.

          The following information, opinions, certificates, letters and documents referred to in Section 4 of the Distribution Agreement will be required:


                              MORGAN STANLEY & CO. INCORPORATED



                              By:_________________________________
                                 Name:
                                 Title:


                              CS FIRST BOSTON CORPORATION



                              By:_________________________________
                                 Name:
                                 Title:

Accepted:

MATTEL, INC.



By:__________________________
   Name:
   Title:

                                                                       EXHIBIT B

                                  MATTEL, INC.

                           SERIES B MEDIUM-TERM NOTES

                           ADMINISTRATIVE PROCEDURES

                       ---------------------------------


          Explained below are the administrative procedures and specific terms of the offering of Series B Medium-Term Notes (the "Notes"), on a continuous basis by Mattel, Inc. (the "Company") pursuant to the Distribution Agreement, dated as of April 11, 1996 (the "Distribution Agreement") among the Company and Morgan Stanley & Co. Incorporated ("Morgan Stanley"), and CS First Boston Corporation ("CS First Boston") (the "Agents"). The Notes will be issued under an Indenture dated as of February 15, 1996 (the "Indenture") between the Company and Chemical Trust Company of California, as trustee (the "Trustee"). In the Distribution Agreement, the Agents have agreed to use reasonable efforts to solicit purchases of the Notes, and the administrative procedures explained below will govern the issuance and settlement of any Notes sold through an Agent, as agent of the Company. An Agent, as principal, may also purchase Notes for its own account, and if requested by such Agent, the Company and such Agent will enter into a terms agreement (a "Terms Agreement"), as contemplated by the Distribution Agreement. The administrative procedures explained below will govern the issuance and settlement of any Notes purchased by an Agent, as principal, unless otherwise specified in the applicable Terms Agreement. Capitalized terms used herein without definition shall have the meaning ascribed to them in the Notes.

          The Trustee will be the Registrar, Calculation Agent, Authenticating Agent and Paying Agent for the Notes and will perform the duties specified herein. Each Note will be represented by either a Global Security (as defined below) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Except as set forth in the Indenture, an owner of a Book-Entry Note will not be entitled to receive a Certificated Note.

          Book-Entry Notes, which may be payable only in U.S. dollars, will be issued in accordance with the administrative procedures set forth in Part I hereof as they may subsequently be amended as the result of changes in DTC's operating procedures. Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture, the Notes or any prospectus supplement relating to the Notes shall be used herein as therein defined.

          The Company will advise the Agents in writing of the employees of the Company with whom the Agents are to communicate regarding offers to purchase Notes and the related settlement details.

PART I:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to DTC, dated as of April 11, 1996, and a Medium-Term Note Certificate Agreement between Chemical Bank as agent for the Trustee and DTC, dated as of December 2, 1988 (the "MTN Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                               On any date of settlement (as defined
                                        under "Settlement" below) for one or
                                        more Book-Entry Notes, the Company
                                        will issue a single global security
                                        in fully registered form without
                                        coupons (a "Global Security")
                                        representing up to U.S. $200,000,000
                                        principal amount of all such Notes
                                        that have the same Original Issue
                                        Date, Maturity Date and other terms.
                                        Each Global Security will be dated
                                        and issued as of the date of its
                                        authentication by the Trustee.  Each
                                        Global Security will bear an
                                        "Interest Accrual Date," which will
                                        be (i) with respect to an original
                                        Global Security (or any portion
                                        thereof), its original issuance date
                                        and (ii) with respect to any Global
                                        Security (or any portion thereof)
                                        issued subsequently upon exchange of
                                        a Global Security, or in lieu of a
                                        destroyed, lost or stolen Global
                                        Security, the most recent Interest
                                        Payment Date to which interest has
                                        been paid or duly provided for on the
                                        predecessor Global Security (or if no
                                        such payment or provision has been
                                        made, the original issuance date of
                                        the predecessor Global Security),
                                        regardless of the date of
                                        authentication of such subsequently
                                        issued Global Security.  Book-Entry
                                        Notes may be payable only in U.S.
                                        dollars.  No Global Security will
                                        represent any Certificated Note.

Denominations:                          Book-Entry Notes will be issued in
                                        principal amounts of U.S. $1,000 or
                                        any amount in excess thereof that is
                                        an integral multiple of U.S. $1,000.
                                        Global Securities will be denominated
                                        in principal amounts not in excess of
                                        U.S. $200,000,000.  If one or more
                                        Book-Entry Notes having an aggregate
                                        principal amount in excess of
                                        $200,000,000 would, but for the
                                        preceding sentence, be represented by
                                        a single Global Security, then one
                                        Global Security will be issued to
                                        represent each U.S. $200,000,000
                                        principal amount of such Book-Entry
                                        Note or Notes and an additional
                                        Global Security will be issued to
                                        represent any remaining principal
                                        amount of such Book-Entry Note or
                                        Notes.  In such a case, each of the
                                        Global Securities representing such
                                        Book-Entry Note or Notes shall be
                                        assigned the same CUSIP number.

Preparation of                          If any offer to purchase a Book-Entry
Pricing                                 Note is accepted by or on behalf of
Supplement:                             the Company, the Company will prepare
                                        a pricing supplement (a "Pricing
                                        Supplement") reflecting the terms of
                                        such Note.  The Company (i) will
                                        arrange to file such Pricing
                                        Supplement with the Commission in
                                        accordance with the applicable
                                        paragraph of Rule 424(b) under the
                                        Securities Act of 1933, as amended,
                                        and (ii) will, as soon as possible
                                        and in any event not later than 11:00
                                        a.m.  on the business day immediately
                                        following the applicable trade date,
                                        deliver the number of copies of such
                                        Pricing Supplement to the relevant
                                        Agent as such Agent shall request at
                                        the following address:

                                        If to Morgan Stanley:

                                        Morgan Stanley & Co. Incorporated
                                        1585 Broadway, 2nd Floor
                                        New York, New York 10036

                                        Attn: Medium Term Note Trading Desk,
                                        Carlos Cabrera and Lou Napoli
                                        Telephone: (212) 761-2000
                                        Telecopy: (212) 761-0780

                                        with a copy to:

                                        Morgan Stanley & Co. Incorporated
                                        1221 Avenue of the Americas
                                        4th Floor
                                        New York, New York 10020

                                        Attn: Manager - Continuously Offered
                                        Products
                                        Telephone: (212) 761-2000
                                        Telecopy: (212) 761-0780

                                        If to CS First Boston:

                                        CS First Boston Corporation
                                        5 World Trade Center, 7th Floor
                                        New York, New York  10048

                                        Attn:  Ms. Joan Bryan
                                        Telephone: (212) 322-5105
                                        Telecopy: (212) 803-4096
                                        with a copy to:

                                        CS First Boston Corporation
                                        MTN Department
                                        Park Avenue Plaza
                                        New York, New York  10055

                                        Attn:  J. Walker
                                        Telephone: (212) 909-2732
                                        Telecopy: (212) 318-1498

                                        In each instance that a Pricing
                                        Supplement is prepared, the relevant
                                        Agent will affix the Pricing
                                        Supplement to Prospectuses prior to
                                        their use.  Outdated Pricing
                                        Supplements, and the Prospectuses to
                                        which they are attached (other than
                                        those retained for files), will be
                                        destroyed.

Settlement:                             The receipt by the Company of
                                        immediately available funds in
                                        payment for a Book-Entry Note and the
                                        authentication and issuance of the
                                        Global Security representing such
                                        Note shall constitute "settlement"
                                        with respect to such Note.  All
                                        offers accepted by the Company will
                                        be settled on the third Business Day
                                        next succeeding the date of
                                        acceptance pursuant to the timetable
                                        for settlement set forth below,
                                        unless the Company and the purchaser
                                        agree to settlement on another day,
                                        which shall be no earlier than the
                                        next Business Day.

Settlement                              Settlement Procedures with regard to
Procedures:                             each Book-Entry Note sold by the
                                        Company to or through an Agent
                                        (unless otherwise specified pursuant
                                        to a Terms Agreement) shall be as
                                        follows:

                                        A.  The relevant Agent will advise
                                        the Company by telephone that such
                                        Note is a Book-Entry Note and of the
                                        following settlement information:

                                        1.  Principal amount.

                                        2.  Maturity Date.

                                        3.  In the case of a Fixed Rate
                                        Book-Entry Note, the Interest Rate,
                                        whether such Note will pay interest
                                        annually or semi-annually and whether
                                        such Note is an Amortizing Note, and,
                                        if so, the amortization schedule, or,
                                        in the case of a Floating Rate
                                        Book-Entry Note, the Initial Interest
                                        Rate (if known at such time),
                                        Interest Payment Date(s), Interest
                                        Payment Period, Calculation Agent,
                                        Base Rate, Index Maturity, Interest
                                        Reset Period, Initial Interest Reset
                                        Date, Interest Reset Date, Spread or
                                        Spread Multiplier (if

                                        any), Minimum Interest Rate (if any),
                                        Maximum Interest Rate (if any), and
                                        the Alternate Rate Event Spread (if
                                        any).

                                        4.  Redemption or repayment
                                            provisions (if any).

                                        5.  Settlement date and time
                                            (Original Issue Date).

                                        6.  Interest Accrual Date.

                                        7.  Price.

                                        8.  Agent's commission (if any)
                                            determined as provided in the
                                            Distribution Agreement.

                                        9.  Whether the Note is an Original
                                            Issue Discount Note (an "OID Note"),
                                            and if it is an OID Note, the total
                                            amount of OID, the yield to
                                            maturity, the initial accrual period
                                            OID and the applicability of
                                            Modified Payment upon Acceleration
                                            (and, if so, the Issue Price).

                                       10.  Whether the Note is an Indexed Note,
                                            and if it is an Indexed Note, the
                                            Denominated Currency, the Indexed
                                            Currency or Currencies, the Payment
                                            Currency, the Exchange Rate Agent,
                                            the Reference Dealers, the Face
                                            Amount, the Fixed Amount of each
                                            Indexed Currency, the Aggregate
                                            Fixed Amount of each Indexed
                                            Currency and the Authorized
                                            Denominations (if other than U.S.
                                            Dollars).

                                       11.  Whether the Note is a Renewable
                                            Note, and if it is a Renewable Note,
                                            the Initial Maturity Date and the
                                            Final Maturity Date.

                                       12.  Whether the Company has the
                                            option to extend the Original
                                            Maturity Date of the Note, and if
                                            so, the Final Maturity Date of such
                                            Note.

                                       13.  Whether the Company has the
                                            option to reset the Interest Rate,
                                            the Spread or the Spread Multiplier
                                            of the Note.

                                       14.  Any other applicable terms.

                                   B.  The Company will advise the
                                       Trustee by telephone or electronic
                                       transmission (confirmed in writing at
                                       any time on the same date) of the
                                       information set forth in Settlement
                                       Procedure "A" above.  The Trustee
                                       will then assign a CUSIP number to
                                       the Global Security representing such
                                       Note and will notify the Company
                                       and
                                        the relevant Agent of such CUSIP
                                        number by telephone as soon as
                                        practicable.

                                    C.  The Trustee will enter a pending
                                        deposit message through DTC's
                                        Participant Terminal System,
                                        providing the following settlement
                                        information to DTC, to all relevant
                                        Agents and the CUSIP Bureau of
                                        Standard & Poor's Corporation:

                                        1.  The information set forth in
                                            Settlement Procedure "A".

                                        2.  The Initial Interest Payment Date
                                            for such Note, the number of days by
                                            which such date succeeds the related
                                            DTC Record Date (which in the case
                                            of Floating Rate Notes which reset
                                            daily or weekly, shall be the date
                                            five calendar days immediately
                                            preceding the applicable Interest
                                            Payment Date and, in the case of all
                                            other Notes, shall be the Record
                                            Date as defined in the Note) and, if
                                            known, the amount of interest
                                            payable on such Initial Interest
                                            Payment Date.
                                       3.   The CUSIP number of the Global
                                            Security representing such Note.

                                       4.   Whether such Global Security will
                                            represent any other Book-Entry Note
                                            (to the extent known at such time).

                                       5.   Whether such Note is an Amortizing
                                            Note (by an appropriate notation in
                                            the comments field of DTC's
                                            Participant Terminal System).

                                       6.   The number of participant
                                            accounts to be maintained by DTC on
                                            behalf of the relevant Agent and the
                                            Trustee.

                                   D.  The Trustee will complete and
                                       authenticate the Global Security
                                       representing such Note.

                                   E.  DTC will credit such Note to the
                                       Trustee's participant account at DTC.

                                   F.  The Trustee will enter an SDFS
                                       deliver order through DTC's
                                       Participant Terminal System
                                       instructing DTC to (i) debit such
                                       Note to the Trustee's participant
                                       account and credit such Note to the
                                       relevant Agent's participant account
                                       and (ii) debit such Agent's
                                       settlement account and credit the
                                       Trustee's settlement account for an
                                       amount equal to the price of such
                                       Note less such Agent's commission (if
                                       any).  The entry of such a deliver
                                       order shall
                                        constitute a representation and
                                        warranty by the Trustee to DTC that
                                        (a) the Global Security representing
                                        such Book-Entry Note has been issued
                                        and authenticated and (b) the Trustee
                                        is holding such Global Security
                                        pursuant to the MTN Certificate
                                        Agreement.

                                    G.  Unless the relevant Agent is the
                                        end purchaser of such Note, such
                                        Agent will enter an SDFS deliver
                                        order through DTC's Participant
                                        Terminal System instructing DTC (i)
                                        to debit such Note to such Agent's
                                        participant account and credit such
                                        Note to the participant accounts of
                                        the Participants with respect to such
                                        Note and (ii) to debit the settlement
                                        accounts of such Participants and
                                        credit the settlement account of such
                                        Agent for an amount equal to the
                                        price of such Note.

                                    H.  Transfers of funds in accordance
                                        with SDFS deliver orders described in
                                        Settlement Procedures "F" and "G"
                                        will be settled in accordance with
                                        SDFS operating procedures in effect
                                        on the settlement date.

                                    I.  The Trustee will credit to the
                                        account of the Company maintained
                                        with respect to any transaction
                                        conducted in U.S. Dollars at Bank of
                                        America, Concord, California 94520,
                                        account number 12354-07478, to the
                                        account of Mattel Toys, ABA
                                        #121000358, or such other account as
                                        the Company shall have specified to
                                        such Agent and the Trustee, and with
                                        respect to any transaction conducted
                                        in any Specified Currency other than
                                        U.S. Dollars, to such account as the
                                        Company shall have specified to such
                                        Agent and the Trustee, in immediately
                                        available funds the amount
                                        transferred to the Trustee in
                                        accordance with Settlement Procedure
                                        "F".

                                    J.  Unless the relevant Agent is the
                                        end purchaser of such Note, such
                                        Agent will confirm the purchase of
                                        such Note to the purchaser either by
                                        transmitting to the Participants with
                                        respect to such Note a confirmation
                                        order or orders through DTC's
                                        institutional delivery system or by
                                        mailing a written confirmation to
                                        such purchaser.

                                    K.  Monthly, the Trustee will send to
                                        the Company a statement setting forth
                                        the principal amount of Notes
                                        outstanding as of that date under the
                                        Indenture and setting forth a brief
                                        description of any sales of which the
                                        Company has advised the Trustee that
                                        have not yet been settled.

Settlement                              For sales by the Company of
Procedures                              Book-Entry Notes to or through an
Timetable:                              Agent (unless otherwise specified
                                        pursuant to a Terms Agreement) for
                                        settlement on the first Business Day
                                        after the sale date, Settlement
                                        Procedures "A" through "J" set forth
                                        above shall be completed as soon as
                                        possible but not later than the
                                        respective times in New York City set
                                        forth below:



Settlement                                       Time
Procedure                                        ----
- ---------

A                                       11:00 A.M. on sale date
B                                       12:00 Noon on sale date
C                                       2:00 P.M. on sale date
D                                       9:00 A.M. on settlement date
E                                       10:00 A.M. on settlement date
F-G                                     2:00 P.M. on settlement date
H                                       4:45 P.M. on settlement date
I-J                                     5:00 P.M. on settlement date

                                        If a sale is to be settled more than
                                        one Business Day after the sale date,
                                        Settlement Procedures "A", "B" and
                                        "C" shall be completed as soon as
                                        practicable but no later than 11:00
                                        A.M., 12:00 Noon and 2:00 P.M.,
                                        respectively, on the first Business
                                        Day after the sale date.  If the
                                        Initial Interest Rate for a Floating
                                        Rate Book-Entry Note has not been
                                        determined at the time that
                                        Settlement Procedure "A" is
                                        completed, Settlement Procedures "B"
                                        and "C" shall be completed as soon as
                                        such rate has been determined but no
                                        later than 12:00 Noon and 2:00 P.M.,
                                        respectively, on the first Business
                                        Day before the settlement date.
                                        Settlement Procedure "H" is subject
                                        to extension in accordance with any
                                        extension of Fedwire closing
                                        deadlines and in the other events
                                        specified in the SDFS operating
                                        procedures in effect on the
                                        settlement date.

                                        If settlement of a Book-Entry Note is
                                        rescheduled or cancelled, the
                                        Trustee, after receiving notice from
                                        the Company or the relevant Agent,
                                        will deliver to DTC, through DTC's
                                        Participant Terminal System, a
                                        cancellation message to such effect
                                        by no later than 2:00 p.m.  on the
                                        Business Day immediately preceding
                                        the scheduled settlement date.

Failure                                 If the Trustee fails to enter an SDFS
to Settle:                              deliver order with respect to a
                                        Book-Entry Note pursuant to
                                        Settlement Procedure "F", the Trustee
                                        may deliver to DTC, through DTC's
                                        Participant Terminal System, as soon
                                        as practicable a withdrawal message
                                        instructing DTC to debit such Note to
                                        the Trustee's participant account,
                                        provided that the Trustee's
                                        participant account contains a
                                        principal amount of the Global
                                        Security representing such Note that
                                        is at least equal to the principal
                                        amount to be debited.  If a
                                        withdrawal message is processed with
                                        respect to all the Book-Entry Notes
                                        represented by a Global Security, the
                                        Trustee will mark such Global

                                        Security "cancelled," make
                                        appropriate entries in the Trustee's
                                        records and send such cancelled
                                        Global Security to the Company.  The
                                        CUSIP number assigned to such Global
                                        Security shall, in accordance with
                                        the procedures of the CUSIP Service
                                        Bureau of Standard & Poor's
                                        Corporation, be cancelled and not
                                        immediately reassigned.  If a
                                        withdrawal message is processed with
                                        respect to one or more, but not all,
                                        of the Book-Entry Notes represented
                                        by a Global Security, the Trustee
                                        will exchange such Global Security
                                        for two Global Securities, one of
                                        which shall represent such Book-Entry
                                        Note or Notes and shall be cancelled
                                        immediately after issuance and the
                                        other of which shall represent the
                                        remaining Book-Entry Notes previously
                                        represented by the surrendered Global
                                        Security and shall bear the CUSIP
                                        number of the surrendered Global
                                        Security.

                                        If the purchase price for any
                                        Book-Entry Note is not timely paid to
                                        the Participants with respect to such
                                        Note by the beneficial purchaser
                                        thereof (or a person, including an
                                        indirect participant in DTC, acting
                                        on behalf of such purchaser), such
                                        Participants and, in turn, the
                                        relevant Agent may enter SDFS deliver
                                        orders through DTC's Participant
                                        Terminal System reversing the orders
                                        entered pursuant to Settlement
                                        Procedures "F" and "G", respectively.
                                        Thereafter, the Trustee will deliver
                                        the withdrawal message and take the
                                        related actions described in the
                                        preceding paragraph.
                                        Notwithstanding the foregoing, upon
                                        any failure to settle with respect to
                                        a Book-Entry Note, DTC may take any
                                        actions in accordance with its SDFS
                                        operating procedures then in effect.

                                        In the event of a failure to settle
                                        with respect to one or more, but not
                                        all, of the Book-Entry Notes to have
                                        been represented by a Global
                                        Security, the Trustee will provide,
                                        in accordance with Settlement
                                        Procedures "D" and "F", for the
                                        authentication and issuance of a
                                        Global Security representing the
                                        Book-Entry Notes to be represented by
                                        such Global Security and will make
                                        appropriate entries in its records.

PART II: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

     The Trustee will serve as Registrar in connection with the Certificated Notes.


Issuance:                               Each Certificated Note will be dated
                                        and issued as of the date of its
                                        authentication by the Trustee.  Each
                                        Certificated Note will bear an
                                        Original Issue Date, which will be
                                        (i) with respect to an original
                                        Certificated Note (or any portion
                                        thereof), its original issuance date
                                        (which will be the settlement date)
                                        and (ii) with respect to any
                                        Certificated Note (or portion
                                        thereof) issued subsequently upon
                                        transfer or exchange of a
                                        Certificated Note or in lieu of a
                                        destroyed, lost or stolen
                                        Certificated Note, the original
                                        issuance date of the predecessor
                                        Certificated Note, regardless of the
                                        date of authentication of such
                                        subsequently issued Certificated Note.

Preparation                             If any offer to purchase a
of Pricing                              Certificated Note is accepted by or
Supplement:                             on behalf of the Company, the Company
                                        will prepare a Pricing Supplement
                                        reflecting the terms of such Note.
                                        The Company (i) will arrange to file
                                        such Pricing Supplement with the
                                        Commission in accordance with the
                                        applicable paragraph of Rule 424(b)
                                        under the Act and (ii) will, as soon
                                        as possible and in any event not
                                        later than 11:00 a.m. on the Business
                                        Day immediately following the
                                        applicable trade date, deliver the
                                        number of copies of such Pricing
                                        Supplement to the relevant Agent as
                                        such Agent shall request at the
                                        following address:

                                        If to Morgan Stanley:

                                        Morgan Stanley & Co. Incorporated
                                        1221 Avenue of the Americas
                                        4th Floor
                                        New York, New York 10020

                                        Attn:  Medium Term Note Trading Desk,
                                        Carlos Cabrera and Lou Napoli
                                        Telephone: (212) 761-2000
                                        Telecopy: (212) 761-0780
                                        with a copy to:

                                        Morgan Stanley & Co. Incorporated
                                        1221 Avenue of the Americas
                                        4th Floor
                                        New York, New York 10020

                                        Attn: Manager - Continuously Offered
                                        Products
                                        Telephone: (212) 761-2000
                                        Telecopy: (212) 761-0780

                                 If to CS First Boston:

                                        CS First Boston Corporation
                                        55 East 52nd Street
                                        New York, New York  10055

                                        Attn:  J. Walker
                                        Telephone: (212) 909-2732
                                        Telecopy: (212) 318-1498

                                        In each instance that a Pricing
                                        Supplement is prepared, the relevant
                                        Agent will affix the Pricing
                                        Supplement to Prospectuses prior to
                                        their use.  Outdated Pricing
                                        Supplements, and the Prospectuses to
                                        which they are attached (other than
                                        those retained for files), will be
                                        destroyed.

Settlement:                             The receipt by the Company of
                                        immediately available funds in
                                        exchange for an authenticated
                                        Certificated Note delivered to the
                                        relevant Agent and such Agent's
                                        delivery of such Note against receipt
                                        of immediately available funds shall
                                        constitute "settlement" with respect
                                        to such Note.  All offers accepted by
                                        the Company will be settled on the
                                        third Business Day next succeeding
                                        the date of acceptance pursuant to
                                        the timetable for settlement set
                                        forth below, unless the Company and
                                        the purchaser agree to settlement on
                                        another date, which date shall be no
                                        earlier than the next Business Day.

Settlement                              Settlement Procedures with regard to
Procedures:                             each Certificated Note sold by the
                                        Company to or through an Agent
                                        (unless otherwise specified pursuant
                                        to a Terms Agreement) shall be as
                                        follows:

                                        A.  The relevant Agent will advise
                                        the Company by telephone that such
                                        Note is a Certificated Note and of
                                        the following settlement information:

                                        1.  Name in which Note is to be
                                        registered ("Registered Owner").

                                    2.  Address of the Registered Owner
                                        and address for payment of principal
                                        and interest.

                                    3.  Taxpayer identification number of
                                        the Registered Owner (if available).

                                    4.  Principal amount.

                                    5.  Maturity Date.

                                    6.  In the case of a Fixed Rate
                                        Certificated Note, the Interest Rate,
                                        whether such Note will pay interest
                                        annually or semi-annually and whether
                                        such Note is an Amortizing Note and,
                                        if so, the amortization schedule, or,
                                        in the case of a Floating Rate
                                        Certificated Note, the Initial
                                        Interest Rate (if known at such
                                        time), Interest Payment Date(s),
                                        Interest Payment Period, Calculation
                                        Agent, Base Rate, Index Maturity,
                                        Interest Reset Period, Initial
                                        Interest Reset Date, Interest Reset
                                        Dates, Spread or Spread Multiplier
                                        (if any), Minimum Interest Rate (if
                                        any), Maximum Interest Rate (if any)
                                        and the Alternate Rate Event Spread
                                        (if any).

                                    7.  Redemption or repayment
                                        provisions (if any).

                                    8.  Settlement date and time
                                        (Original Issue Date).

                                    9.  Interest Accrual Date.

                                   10.  Price.

                                   11.  Agent's commission (if any)
                                        determined as provided in the
                                        Distribution Agreement.

                                   12.  Denominations.

                                   13.  Specified Currency.

                                   14.  Whether the Note is an OID Note,
                                        and if it is an OID Note, the total
                                        amount of OID, the yield to maturity,
                                        the initial accrual period OID and
                                        the applicability of Modified Payment
                                        upon Acceleration (and if so, the
                                        Issue Price).

                                   15.  Whether the Note is an Indexed
                                        Note, and if it is an Indexed Note,
                                        the Denominated Currency, the Indexed
                                        Currency or Currencies, the Payment
                                        Currency, the

                                        Exchange Rate Agent, the Reference
                                        Dealers, the Face Amount, the Fixed
                                        Amount of each Indexed Currency, the
                                        Aggregate Fixed Amount of each
                                        Indexed Currency and the Authorized
                                        Denominations (if other than U.S.
                                        Dollars).

                                   16.  Whether the Note is a Renewable
                                        Note, and if it is a Renewable Note,
                                        the Initial Maturity Date and the
                                        Final Maturity Date.

                                   17.  Whether the Company has the
                                        option to extend the Original
                                        Maturity Date of the Note, and, if
                                        so, the Final Maturity Date of such
                                        Note.

                                   18.  Whether the Company has the
                                        option to reset the Interest Rate,
                                        the Spread or the Spread Multiplier
                                        of the Note.

                                   19.  Any other applicable terms.

                               B.  The Company will advise the
                                   Trustee by telephone or electronic
                                   transmissions (confirmed in writing
                                   at any time on the same date) of the
                                   information set forth in Settlement
                                   Procedure "A" above.

                               C.  The Company will have delivered
                                   to the Trustee a packet for such
                                   Note, which packet will contain the
                                   following documents in forms that
                                   have been approved by the Company,
                                   the relevant Agent and the Trustee:

                                   1.  Note with customer confirmation.

                                   2.  Stub One - for the Trustee.

                                   3.  Stub Two - for the relevant
                                       Agent.

                                   4.  Stub Three - for the Company.

                               D.  The Trustee will complete such
                                   Note and authenticate such Note and
                                   deliver it (with the confirmation)
                                   and Stubs One and Two to the relevant
                                   Agent at the following applicable
                                   addresses: If to Morgan Stanley to
                                   Bank of New York, Dealer Clearance
                                   Department, Window B, 1 Wall Street,
                                   4th Floor, New York, New York 10005,
                                   Attn: For the Account of Morgan
                                   Stanley & Co., and if to CS First
                                   Boston to Five World Trade Center,
                                   New York, New York 10048, Attn: Paul
                                   Riley.  Such Agent will acknowledge
                                   receipt of the Note by stamping or
                                   otherwise mailing Stub One and
                                   returning it to the Trustee.  Such
                                   delivery will be made only against
                                   such acknowledgment of receipt of
                                   evidence that
                                        instructions have been given by such
                                        Agent for payment to the account of
                                        the Company with respect to any
                                        transaction conducted in U.S. Dollars
                                        at Bank of America, Concord,
                                        California 94520, account number
                                        12354-07478, to the account of Mattel
                                        Toys, ABA #121000358, or such other
                                        account as the Company shall have
                                        specified to such Agent and the
                                        Trustee, and with respect to any
                                        transaction conducted in any
                                        Specified Currency other than U.S
                                        Dollars, to such account as the
                                        Company shall have specified to such
                                        Agent and the Trustee, in immediately
                                        available funds, of an amount equal
                                        to the price of such Note less such
                                        Agent's commission (if any).  In the
                                        event that the instructions given by
                                        such Agent for payment to the account
                                        of the Company are revoked, the
                                        Company will as promptly as possible
                                        wire transfer to the account of such
                                        Agent an amount of immediately
                                        available funds equal to the amount
                                        of such payment made.

                                    E.  Unless the relevant Agent is the
                                        end purchaser of such Note, such
                                        Agent will deliver such Note (with
                                        confirmation) to the customer against
                                        payment in immediately available
                                        funds.  Such Agent will obtain the
                                        acknowledgment of receipt of such
                                        Note by retaining Stub Two.

                                    F.  The Trustee will send Stub Three
                                        to the Company by first-class mail.
                                        Monthly, the Trustee will also send
                                        to the Company a statement setting
                                        forth the principal amount of the
                                        Notes outstanding as of that date
                                        under the Indenture and setting forth
                                        a brief description of any sales of
                                        which the Company has advised the
                                        Trustee that have not yet been
                                        settled.

Settlement                              For sales by the Company of
Procedures                              Certificated Notes to or through an
Timetable:                              Agent (unless otherwise specified
                                        pursuant to a Terms Agreement),
                                        Settlement Procedures "A" through "F"
                                        set forth above shall be completed on
                                        or before the respective times in New
                                        York City set forth below:



Settlement                                              Time
Procedure                                               ----
- ----------

A                                2:00 P.M on the day before settlement date
B                                3:00 P.M. on the day before settlement date
C-D                              2:15 P.M. on settlement date
E                                3:00 P.M. on settlement date
F                                5:00 P.M. on settlement date

Failure to Settle:                      If a purchaser fails to accept
                                        delivery of and make payment for any
                                        Certificated Note, the relevant Agent
                                        will notify the Company and the
                                        Trustee by telephone and return such
                                        Note to the Trustee.  Upon receipt of
                                        such notice, the Company will
                                        immediately wire transfer to the
                                        account of such Agent an amount equal
                                        to the price of such Note less such
                                        Agent's commission in respect of such
                                        Note (if any).  Such wire transfer
                                        will be made on the settlement date,
                                        if possible, and in any event not
                                        later than the business Day following
                                        the settlement date.  If the failure
                                        shall have occurred for any reason
                                        other than a default by such Agent in
                                        the performance of its obligations
                                        hereunder and under the Distribution
                                        Agreement, then the Company will
                                        reimburse such Agent or the Trustee,
                                        as appropriate, on an equitable basis
                                        for its loss of the use of the funds
                                        during the period when they were
                                        credited to the account of the
                                        Company.  Immediately upon receipt of
                                        the Certificated Note in respect of
                                        which such failure occurred, the
                                        Trustee will mark such Note
                                        "cancelled," make appropriate entries
                                        in the Trustee's records and send
                                        such Note to the Company.